ANCORA™

Funds

	CLASS I	CLASS S
ANCORA MICROCAP FUND	ANCIX	ANCSX

4/30/2018

SUMMARY PROSPECTUS

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information, online at www.ancorafunds.com. You can also get this information at no cost by calling 1-866-626-2672 or by sending an e-mail request to compliance@ancora.net.

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ANCORA MICROCAP FUND

(Class I and Class S Shares)

Investment Objective

The investment objective of Ancora MicroCap Fund (the “Fund”) is to obtain capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed on shares held less than 90 days)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class S (3)
Management Fees	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.60%	0.59%
Shareholder Service Fees	0.01%	0.00%
Remainder of Other Expenses	0.59%	0.59%
Acquired Fund Fees and Expenses(1)	0.30%	0.30%
Total Annual Fund Operating Expenses	1.90%	1.89%
Fee Waiver(2)	(0.00%)	(0.59%)
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.90%	1.30%

(1)

These fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

(2)

The Advisor and the Trust have entered into a fee waiver agreement whereby the Advisor has contractually agreed to waive a portion of its fees in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and dividend expenses relating to short sales, interest, taxes, and brokerage commissions) to 1.60% for Class I shares and 1.00% for Class S shares.  This fee waiver will remain in effect until at least April 30, 2019 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.  The Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee.  No recoupment will occur except to the extent that the Fund’s expenses, together with the amount recovered, do not exceed the applicable expense limitation.  See Fund Details – Investment Advisor for details on this fee waiver agreement.

(3)

Other Expenses and Acquired Fund Fees and Expenses for Class S shares are based on estimated amounts.  Class S shares were not offered prior to the date of this prospectus.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% annual return, maximum sales charges are applied and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Ancora MicroCap Fund	1 Year	3 Years	5 Years	10 Years
Class I Shares	$194	$600	$1,032	$2,233
Class S Shares	$248	$650	$1,077	$2,266

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During 2017, the Fund’s portfolio turnover rate was 35.15% of the average value of its whole portfolio.

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Principal Investment Strategies

Under normal circumstances, at least 80% of the assets of the Fund will be invested in equity securities of companies whose equity securities have a total market value of under $500,000,000.  Equity securities consist of common stock, preferred stock and securities convertible into common or preferred stock.  The Fund emphasizes a “value” style of investing.  In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors.  For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments.  Additionally, the Advisor will give secondary consideration to insider transactions and the growth of earnings.  As a result of its focus on small companies and its intent to take short-term positions in certain equity securities, this Fund may be considered to be more “aggressive” than other mutual funds having a “value” style of investing.

Principal Risks

Volatility.  The value of securities in the Fund’s portfolio may go down.  The Fund’s portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations.  Consequently the Fund’s share price may decline and you could lose money.

Speculative Nature.  The Fund intends to invest in securities that are more speculative than other securities and, therefore, subject to a substantial decline or total loss in value.  Because of the speculative nature of these securities, shareholders of the Fund are exposed to a high degree of risk.

Micro Cap Companies.  The principal risks of investing in the Fund include the risks of investing in equity securities.  The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market and financial conditions.  The micro cap companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies.  Also, securities of these companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it advisable to do so.  As a result of these factors, securities of these micro cap companies may expose shareholders of the Fund to above average risk.

Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value.  Value investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values. In addition, value investing may fall out of favor and underperform growth or other style investing during given periods.

Annual Total Return

The bar chart and table provide some indication of the risks of an investment in the fund by comparing the Fund’s performance with a broad measure of market performance.  Updated performance information with respect to the Fund is available at www.ancorafunds.com.

Total Returns as of 12/31 For Class I Shares

During the period shown in the bar chart, the highest return for a quarter was 35.52% (quarter ended June 30, 2009) and the lowest return for a quarter was –18.32% (quarter ended September 30, 2011). Updated performance information is available at the Fund’s internet site at www.ancorafunds.com.

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns assume the highest historical federal marginal income and capital gains tax rates and do not reflect the effect of state and local taxes.  The after tax returns included in the table are only for Class I Shares.  After tax returns for Class S Shares will vary from those for Class I Shares.  After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

	1 Year	5 Years	Life of Fund*
Class I Shares
Return Before Taxes	18.00%	14.80%	11.02%
Return After Taxes on Distributions	15.91%	12.36%	9.39%
Return After Taxes on Distributions and Sale of Fund Shares	11.80%	11.41%	8.76%
Russell Microcap Index (reflects no deduction for fees, expenses, or taxes)	13.17%	14.29%	9.37%

*From September 2, 2008 (inception of operations)

Performance information for Class S shares is not shown because Class S shares were not offered prior to the date of this prospectus.  Class S would have substantially similar returns to those shown above because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Investment Advisor

Ancora Advisors LLC

Portfolio Managers

Michael Santelli has managed the Fund since 2017.

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class I: $5,000 Class S: $1,500,000* Minimum Additional Investment All Classes: $1,000

Class I shares are available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

You may buy and sell (redeem) shares in the Fund on a day when the New York Stock Exchange is open for regular trading.  Shares may be purchased and sold directly from the Fund or through your financial advisor or financial institution.  For more information about buying and selling shares, see the sections “Purchasing Your Shares” and “Selling (Redeeming) Your Shares” in the Fund’s Prospectus or call 1.866.626.2672.

* Investors that do not meet the $1,500,000 minimum will nonetheless be permitted to purchase Class S shares if such investors participate in a financial intermediary platform that has committed to aggregate investments in the Fund in excess of $250,000,000 (or such lesser amount permitted by the Trust with respect to such platform), as further described in the prospectus.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable, and will be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed when they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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